SEQUA CORPORATION

                                 DEBT SECURITIES

                          STANDARD PURCHASE PROVISIONS

                                    INCLUDING

                           FORM OF PURCHASE AGREEMENT



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                                SEQUA CORPORATION
                          STANDARD PURCHASE PROVISIONS


     From time to time, Sequa Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company") may enter into purchase agreements that provide for the sale of designated securities to the purchaser or purchasers named therein. The standard provisions set forth herein may be incorporated by reference in any such purchase agreement (the "Purchase Agreement"). The Purchase Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as "this Agreement." The term "Debt Securities" shall mean the Debt Securities of the Company to be sold by the Company pursuant to the applicable Purchase Agreement. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (including a prospectus), relating to the Debt Securities, which pursuant to Item 12 of Form S-3 incorporates by reference documents which the Company and others have filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act") relating to the Company or other companies involved in transactions involving the Company. Such registration statement has been declared effective by the Commission. Promptly upon the execution of this Agreement, the Company will prepare a prospectus supplement relating to the Debt Securities (the "Prospectus Supplement"). The Company has furnished to you, for use by the Underwriters (as defined herein) and dealers, copies of one or more preliminary prospectuses and the documents so incorporated therein (each thereof, including the documents so incorporated therein, is herein called the "Preliminary Prospectus").

     1. Introductory. The Company proposes to issue and sell from time to time Debt Securities registered under the Registration Statement. The Debt Securities will be issued pursuant to the Indenture (the "Indenture"), dated , 1998, between the Company and Bank of Montreal Trust Company, as Indenture Trustee (the "Indenture Trustee"), as supple-


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mented, including by a supplemental indenture pertaining to the particular series of Debt Securities involved in the offering or by a Securities Resolution (as defined in the Indenture), and will have varying designations, interest rates and times of payment of any interest, maturities, redemption, put and call provisions and other terms, including, if specified with respect to a series, with all such terms for any particular series of the Debt Securities being determined at the time of the sale and set forth in the Purchase Agreement and the Prospectus Supplement relating to such series of Debt Securities. The Debt Securities involved in any such offering are hereinafter referred to as the "Purchased Debt Securities," and the firm or firms, as the case may be, which agree to purchase the same are hereinafter referred to as the "Underwriters" of the Purchased Debt Securities. The terms "you" and "your" refer to those Underwriters who sign the Purchase Agreement either on behalf of themselves only or on behalf of themselves and as representatives of the several Underwriters named in Schedule A thereto, as the case may be. Purchased Debt Securities to be purchased by Underwriters are herein referred to as "Underwriters' Debt Securities," and any Purchased Debt Securities to be purchased pursuant to Delayed Delivery Contracts (as defined below) as hereinafter provided are herein referred to as "Contract Debt Securities."

     2. Delivery and Payment. The Company will deliver the Underwriters' Debt Securities to you for the accounts of the Underwriters at the place specified in the Purchase Agreement, against payment of the purchase price by wire transfer of immediately available funds (as agreed to by the parties and specified in the Purchase Agreement) drawn to the order of the Company, at the time set forth in this Agreement or at such other time not later than seven full business days thereafter as you and the Company determine, such time being herein referred to as the "time of purchase." Unless otherwise provided for in the Purchase Agreement, the Underwriters' Debt Securities so to be delivered will be in definitive fully registered form registered in such authorized denominations and in such names as you request in writing not later than 10:00 A.M.,* on the third business day prior to the time of purchase, or, if no such request is received, in the names of the respective Underwriters in the amounts agreed to be purchased by them pursuant to this Agreement. For the purpose of expediting the checking

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*  Times mentioned herein are New York City Time.


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                                       -3-


of the Underwriters' Debt Securities, the Company agrees to make the Underwriters' Debt Securities available to you (at the place specified in the Purchase Agreement) in definitive form not later than 10:00 A.M. on the first business day preceding the time of purchase.*

     If any Purchase Agreement provides for sales of Purchased Debt Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Contract Debt Securities pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto (the "Delayed Delivery Contracts") with such changes therein as the Company may approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies, and educational and charitable institutions. At the time of purchase the Company will pay you as compensation, for the accounts of the Underwriters, the compensation set forth in such Purchase Agreement in respect of the principal amount of Contract Debt Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Debt Securities shall be deducted from the Purchased Debt Securities to be purchased by the several Underwriters and the aggregate principal amount of Purchased Debt Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Purchased Debt Securities set forth opposite each Underwriter's name in such Purchase Agreement, except to the extent that you determine that such reduction shall be otherwise allocated and so advise the Company.

     3. Certain Covenants of the Company. The Company agrees:

          (a) As soon as possible after the execution and delivery of this Agreement to file the Prospectus with the Commission pursuant to its Rule 424 under the Act and, if and when required at any time after such execution and delivery, to file amendments to the applications the Company has previously filed with any state regulatory agencies


----------

* As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.


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                                      -4-


     having jurisdiction over the Company's issuance of its securities setting forth, among other things, the necessary information with respect to the price and terms of the offering of the Purchased Debt Securities;

          (b) To file no amendment or supplement to the Registration Statement or Prospectus subsequent to the execution of this Agreement to which you reasonably object in writing unless, in the opinion of counsel to the Company, such filing is required by law;

          (c) To furnish such proper information as may be required and otherwise to cooperate in qualifying the Purchased Debt Securities for sale under the laws of such jurisdictions as you may designate and in determining their eligibility for investment under the laws of such jurisdictions; provided that the Company shall not hereby be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (d) To the extent not previously furnished to you, to furnish to you two signed copies of the Registration Statement, as initially filed with the Commission, of all amendments thereto, and of all documents incorporated by reference therein (including all exhibits filed therewith, other than exhibits which have previously been furnished to you and exhibits incorporated by reference in such documents), and to furnish to you sufficient unsigned copies of the foregoing (other than exhibits) for distribution of a copy to you and to each of the other Underwriters (if any);

          (e) To deliver to the Underwriters without charge as soon as practicable after the execution and delivery of this Agreement and thereafter from time to time to furnish to the Underwriters, without charge, as many copies of the Prospectus in final form and any documents incorporated by reference therein at or after the date thereof (and of the Registration Statement as amended or supplemented, if the Company shall have made any amendment or supplement after the effective date of the Registration Statement) as you or the respective Underwriters may reasonably request for the purposes contemplated by the Act;

          (f) To advise you promptly (confirming such advice in writing) of any official request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto, or of


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                                      -5-


     official notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible, or of the suspension of qualification of the Purchased Debt Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose;

          (g) To advise the Underwriters of the happening of any event known to the Company within the time during which a prospectus relating to the Purchased Debt Securities is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus or any amended or supplemented Prospectus or in the information incorporated by reference therein so that as thereafter delivered to purchasers such Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and on request to prepare and furnish to the Underwriters and to dealers and other persons designated by you such amendments or supplements (including appropriate filings under the Exchange Act) to the Prospectus as may be necessary to reflect any such change, provided that the Company shall be so obligated subsequent to the time of purchase only so long as the Company is notified of unsold allotments (failure by the Underwriters to so notify the Company cancels the Company's obligation under this Section 3(g));

          (h) As soon as practicable, to make generally available to its security holders an earnings statement (as contemplated by Rule 158 under the Act) covering a period of twelve months after the effective date (as the term "effective date" is defined in Rule 158) of the Registration Statement;

          (i) To pay the reasonable fees and expenses of counsel for the Underwriters, and to reimburse the Underwriters for their reasonable out-of-pocket expenses incurred in contemplation of the performance of this Agreement, in the event that the Underwriters' Debt Securities are not delivered to and taken up and paid for by the Underwriters hereunder for any reason whatsoever except the failure or refusal of any Underwriter to take up and pay for Under-


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                                      -6-


     writers' Debt Securities for some reason not permitted by the terms of this Agreement, the Underwriters agreeing to pay the fees and expenses of counsel for the Underwriters in any other event;

          (j) To pay all expenses, fees and taxes (other than transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under 3(i) above or (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus and the Prospectus, any documents incorporated by reference therein at or after the date thereof and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers, (ii) the issue, sale and delivery of the Purchased Debt Securities, (iii) the printing and reproduction of this Agreement and the opinions and letters referred to in Section 4(a) hereof, (iv) the qualification of the Purchased Debt Securities for sale and determination of their eligibility for investment under state laws as aforesaid, including the legal fees (not to exceed $3,000) and all filing fees and disbursements of counsel for the Underwriters and all other filing fees, and the printing and furnishing of copies of the "Blue Sky Survey" and the "Legal Investment Survey" to the Underwriters and to dealers, (v) the rating of the Purchased Debt Securities by national rating agencies and
     (vi) the performance of the Company's other obligations hereunder;

          (k) To cause the Indenture to be duly authorized by the Company and to be registered under the Trust Indenture Act of 1939, as amended;

          (l) To furnish to the Underwriters, at or before the time of filing with the Commission subsequent to the effective date of the Registration Statement and prior to the termination of the distribution of the Purchased Debt Securities, a copy of any document proposed to be filed by the Company pursuant to Section 13(a), 13(d), 14 or 15(d) of the Exchange Act; and

          (m) During the period beginning from the date of this Agreement and continuing to and including the later of (i) the termination of trading restrictions on the Purchased Debt Securities, as notified to the Company by the Underwriters, and (ii) the time of purchase, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature


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                                      -7-


     more than one year after the time of purchase and which are substantially similar to the Purchased Debt Securities, without the Underwriters' prior written consent; provided, however, that in no event shall the foregoing period extend more than fifteen calendar days from the date of this Agreement.

     4. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) That, at the time of purchase, you shall receive the signed opinions of Stuart Z. Krinsly, Senior Executive Vice President and General Counsel of the Company; Cahill Gordon & Reindel, counsel for the Company; and , counsel for the Underwriters, in each case substantially in the forms heretofore furnished to you and in substance satisfactory to you, addressed to the Underwriters (with reproduced or conformed copies thereof for each of the other Underwriters); and that, at the time of purchase, you shall receive the signed letter of Arthur Andersen LLP, independent public accountants of the Company substantially in the form heretofore furnished to you and in substance satisfactory to you addressed to the Underwriters (with reproduced or conformed copies thereof for each of the other Underwriters);

          (b) Prior to such time of purchase no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act by the Commission and at such time of purchase no proceedings therefor shall be pending or threatened;

          (c) That, at the time the Registration Statement became effective, the Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus at its issue date and at the time of purchase shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than any statement contained in, or any matter omitted from, the Registration Statement or the Prospectus in reliance upon, and in conformity with, information furnished in writing by or on behalf of any Underwriter through you to the Company ex-


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                                      -8-


     pressly for use with reference to such Underwriter in the Registration Statement or Prospectus;

          (d) That, subsequent to the respective dates as of which information is given in the Registration Statement and in the Prospectus, at the time the Prospectus is first filed pursuant to Rule 424 under the Act, and prior to the time of purchase, in your opinion no material adverse change in the condition of the Company, financial or otherwise, shall have taken place (other than as referred to in or contemplated by the Registration Statement and Prospectus as of such time) which, in the reasonable judgment of the Underwriters, is sufficiently material and adverse so as to render it impractical or inadvisable to offer or deliver the Purchased Debt Securities on the terms and in the manner contemplated in the Prospectus;

          (e) That the Company shall have performed all of its obligations under this Agreement which are to be performed by the terms hereof at or before the time of purchase;

          (f) That the Company shall, at the time of purchase, deliver to you (with reproduced or conformed copies thereof for each of the other Underwriters) a signed certificate of two of its executive officers stating that, subsequent to the respective dates as of which information is given in the Registration Statement and in the Prospectus, at the time the Prospectus is first filed pursuant to Rule 424 under the Act, and prior to the time of purchase, no material adverse change in the condition of the Company, financial or otherwise, shall have taken place (other than as referred to in or contemplated by the Registration Statement and Prospectus as of such time) and also covering the matters set forth in (c) and (e) of this Section 4;

          (g) That the Company shall have accepted Delayed Delivery Contracts in any case in which sales of Contract Debt Securities arranged by the Underwriters have been approved by the Company; and

          (h) That subsequent to the date of this Agreement: (i) no downgrading shall have occurred in the rating accorded the Company's Debt Securities by a "nationally recognized securities rating organization," as that term is defined by the Commission for purposes of its Rule 436(g)(2); and (ii) no such rating organization shall have announced publicly subsequent to the date of this Agree-


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                                      -9-


     ment that it has placed, or informed the Company or the Underwriters that it intends to place, any of the Debt Securities on what is commonly referred to as a "watchlist" for possible downgrading, in a manner or to an extent indicating a materially greater likelihood of a downgrading as described in clause (i) above occurring than was the case as of the date hereof.

     5. Termination of Agreement. The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion, if, at any time prior to the time of purchase, trading in securities on the New York Stock Exchange shall have been suspended (other than a temporary suspension to provide for an orderly market) or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any outbreak or material escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your reasonable judgment, to make it impracticable to market the Purchased Debt Securities.

     If you elect to terminate this Agreement as provided in this Section 5, the Company and each other Underwriter shall be notified promptly in writing or by telephone, confirmed in writing.

     If the sale to the Underwriters of the Underwriters' Debt Securities, as herein contemplated, is not carried out by the Underwriters for any reason permitted hereunder or if such sale is not carried out because the Company shall be unable to comply with any of the terms thereof, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(i), 3(j), 7(b) and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company (except to the extent provided in Sections 8(b) and 9 hereof) or to one another under this Agreement.

     6. Increase in Underwriters' Commitments. If any Underwriter shall default in its obligation to take up and pay for the Purchased Debt Securities to be purchased by it hereunder and if the principal amount of the Purchased Debt Securities which all Underwriters so defaulting shall have so failed to take up and pay for does not exceed 10% of the total princi-


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                                      -10-


pal amount of the Purchased Debt Securities, the non-defaulting Underwriters shall take up and pay for (in addition to the principal amount of the Purchased Debt Securities they are obligated to purchase pursuant to this Agreement) the principal amount of the Purchased Debt Securities agreed to be purchased by all such defaulting Underwriters, as herein provided. Such Purchased Debt Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Purchased Debt Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the principal amount of the Purchased Debt Securities set opposite the names of all such non-defaulting Underwriters in Schedule A to the Purchase Agreement.

     Without relieving any defaulting Underwriter of its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Purchased Debt Securities hereunder unless all of the Underwriters' Debt Securities are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

     If a new underwriter or underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you will have the right to postpone the time of purchase for a period of not exceeding five business days in order that necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement will refer to and include any underwriter substituted under this Section 6 with like effect as if such substituted underwriter had originally been named in Schedule A to the Purchase Agreement.

     7. Warranties and Representations of and Indemnity by the Company. (a) The Company warrants and represents that, when the Registration Statement became effective, the Registration Statement complied in all material respects, and, when the Prospectus is first filed pursuant to Rule 424 under the Act, and at the time of purchase the Prospectus will comply in all material respects, with the provisions of the Act, and that the Registration Statement, at the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or neces-


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                                      -11-


sary to make the statements therein not misleading, and that the Prospectus, at its issue date and at the time of purchase, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in, or any matter omitted from, the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to the Underwriter in the Registration Statement or Prospectus. The Company also warrants and represents that the documents incorporated by reference in the Prospectus complied at the time they were filed in all material respects with the requirements of the Exchange Act and any additional documents deemed to be incorporated by reference in the Prospectus will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (b) The Company agrees to indemnify and hold harmless each Underwriter, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact in the Registration Statement, any prospectus contained in the Registration Statement at the time it became effective or the Prospectus, or any related preliminary prospectus, or arises out of or is based upon any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of any such prospectus, the Prospectus or any such preliminary prospectus, in light of the circumstances under which they were made) not misleading. The foregoing shall not cover any such loss, expense, liability or claim, however, which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to the Underwriter in, any such documents or arises out of or is based upon any alleged omission to state a material fact in connection with such information re-quired to be stated in any such documents or necessary to make such information not misleading.

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing or by telephone, confirmed in writing, of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify the Company will not relieve it from any liability that it may have to such Underwriter under this Section 7(b) unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by the Company. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one counsel for all indemnified parties selected by such Underwriter shall be borne by the Company. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent. The Company's indemnity agreement contained in this Section 7(b) and its warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person, and shall survive any termination of this Agreement and the issuance and delivery of the Purchased Debt Securities.

     The Company agrees promptly to notify the Underwriters of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Purchased Debt Securities or with the Registration Statement or Prospectus.

     8. Warranties and Representations of and Indemnity by Underwriters. (a) Each Underwriter warrants and represents that the information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement at the time it became effective or the Prospectus when the Prospectus is first filed pursuant to Rule 424 under the Act, will not contain an untrue statement of a material fact and will not omit to state a material fact in connection with such information required to be stated in the Registration Statement or the Prospectus or necessary to make such information not misleading. Each Underwriter, in addition to other information furnished by such Underwriter or on its behalf through you to the Company in writing expressly for use with reference to such Underwriter in the Registration Statement and Prospectus, hereby furnishes to the Company in writing expressly for use with reference to such Underwriter the statements with respect to the terms of offering of the Purchased Debt Securities by the Underwriters set forth on the cover page of the Prospectus and under "Underwriting" therein.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and its directors, officers and controlling persons from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in, the Registration Statement, any prospectus contained in the Registration Statement at the time it became effective or the Prospectus, or any related preliminary prospectus, or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in such documents or necessary to make such information not misleading.

     If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing or by telephone, confirmed in writing, of the institution of such action, and such Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify such Underwriter will not relieve it from any liability that it may have to the Company under this Section 8(b) unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by such Underwriter.

The Company or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one counsel for all indemnified parties selected by the Company shall be borne by such Underwriter. Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter. The indemnity agreement on the part of each Underwriter contained in this Section 8(b) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such person, and shall survive any termination of this Agreement and the issuance and delivery of the Purchased Debt Securities.

     Each Underwriter agrees promptly to notify the Company of the commencement of any litigation or proceedings against the Underwriter in connection with the issue and sale of the Purchased Debt Securities or with the Registration Statement or Prospectus.

     9. Contribution. If the indemnification provided for in Sections 7(b) or 8(b) above is unavailable in respect of any losses, expenses, liabilities or claims referred to therein, then the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Purchased Debt Securities (taking into account the portion of the proceeds of the offering received by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, and any other equitable considerations appropriate under the circumstances. The parties entitled to indemnification agree that it would not be eq-uitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters and their directors, officers and controlling persons were treated as one entity for such purpose). The contribution agreement contained in this Section 9 shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their respective directors, officers or controlling persons and shall survive any termination of this Agreement and the issuance and delivery of the Purchased Debt Securities.

     10. Notices. All statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent by registered mail to the address furnished in writing for the purpose of such statements, requests, notices and agreements hereunder, and, if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the Company at 200 Park Avenue, New York, New York 10166, Attention: Treasurer.

     11. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     12. Parties in Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company, and the controlling persons, directors and officers referred to in Sections 7, 8 and 9 hereof, and their respective successors, assigns, executors and administrators, and no other person shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation (including, without limitation, any purchaser of the Purchased Debt Securities from an Underwriter or any subsequent holder thereof or any purchaser of any Contract Debt Securities or any subsequent holder thereof) any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

     The term "successor" as used in this Agreement shall not include any purchaser, as such purchaser, of any Purchased Debt Securities from any Underwriter or any subsequent holder thereof or any purchaser, as such purchaser, of any Contract Debt Securities or any subsequent holder thereof.

     13. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

                                   Schedule I


                            DELAYED DELIVERY CONTRACT


                                                     Dated: ______________, 199_


Sequa Corporation
200 Park Avenue
New York, New York  10166

Attention:  Treasurer

Dear Sirs:

     The undersigned hereby agrees to purchase from Sequa Corporation (the "Company"), and the Company agrees to sell to the undersigned,

                              $___________________

principal amount of the Company's [state title of issue] (the Debt Securities) offered by the Company's Prospectus dated ____________, 199_ and a Prospectus Supplement dated ________________, 199 _, receipt of copies of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof plus accrued interest and on the further terms and conditions set forth in this contract.

     The undersigned agrees to purchase such Debt Securities in the principal amounts and on the delivery dates (the Delivery Dates) set forth below:


                                    Principal                 Plus Accrued
    Delivery Date                     Amount                  Interest From:

                            $
-----------------------     -----------------------     -----------------------

                            $
-----------------------     -----------------------     -----------------------

                            $
-----------------------     -----------------------     -----------------------

     Payment for the Debt Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or bank cashier's check in same day or New York Clearing House funds (as agreed to by the Company and the undersigned) at the (or at such other place as the undersigned and the Company shall agree) at 11:00 A.M., New York City Time, on such Delivery Date upon issuance and delivery to the undersigned of the Debt Securities to be purchased by the undersigned on such Delivery Date in such authorized denominations and, unless otherwise provided herein, registered in such names as the undersigned may designate by written or telegraphic communications addressed to the Company not less than five full business days prior to such Delivery Date.

     The obligation of the Company to sell and deliver, and of the undersigned to take delivery of and make payment for, Debt Securities on each Delivery Date shall be subject to the conditions that (1) the purchase of Debt Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject, (2) the sale of the Debt Securities by the Company pursuant to this contract shall not at the time of delivery be prohibited under the laws of any jurisdiction to which the Company is subject and (3) the Company shall have sold, and delivery shall have taken place, to the Underwriters such principal amount of the Debt Securities as is to be sold and delivered to them. In the event that Debt Securities are not sold to the undersigned because one of the foregoing conditions is not met, the Company shall not be liable to the undersigned for damages arising out of the transactions covered by this contract.

     Promptly after completion of the sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinions of counsel for the Company delivered to the Underwriters.

     Failure to take delivery of and make payment for Debt Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

     The undersigned represents and warrants that (a) as of the date of this contract, the undersigned is not prohibited under the laws of the jurisdictions to which the undersigned is subject from purchasing the Debt Securities hereby agreed to be purchased and (b) the undersigned does not contemplate selling the Debt Securities which it has agreed to purchase hereunder prior to the Delivery Date therefore.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. This contract shall be governed by and construed in accordance with the laws of the State of New York. This contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     It is understood that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If the contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so signed.

                                      Yours very truly,

                                      ____________________________________

                                      By ________________________________

                                      ____________________________________

                                      ____________________________________

                                                   Address

Accepted, as of the date first above written


SEQUA CORPORATION


By ________________________________

Title _____________________________

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:

(Please print.)


                               Telephone No.
       Name                (Including Area Code)              Department
       ----                ---------------------              ----------

                                SEQUA CORPORATION

                               PURCHASE AGREEMENT

                                 DEBT SECURITIES

                              --------------------
                                      Date)


Sequa Corporation
200 Park Avenue
New York, New York  10166

Dear Sirs:

     Referring to the Debt Securities of Sequa Corporation (the "Company") ("Debt Securities") covered by registration statement on Form S-3 (No. 333- ), such registration statement including (i) the prospectus included therein, dated ________________, as supplemented by a prospectus supplement dated
________________, in the form filed under Rule 424(b) and any additional prospectus supplements relating to the Debt Securities filed under Rule 424 (such prospectus as so supplemented, including each document incorporated by reference therein is hereinafter called the "Prospectus") and (ii) all documents filed as part thereof or incorporated by reference therein, is hereinafter called the "Registration Statement," on the basis of the representations, warranties and agreements contained in this Agreement, but subject to the terms and conditions herein set forth, the purchaser or purchasers named in Schedule A hereto (the "Underwriters") agree to purchase, severally, and the Company agrees to sell to the Underwriters, severally, the respective principal amounts of the Debt Securities having the terms described below (the "Purchased Debt Securities") set forth opposite the name of each Underwriter on Schedule A hereto.

     The price at which the Purchased Debt Securities shall be purchased from the Company by the Underwriters shall be ___% plus accrued interest from _________________. The initial public offering price shall be ___% plus accrued interest from ___________. The Purchased Debt Securities will be offered by the Underwriters as set forth in the Prospectus relating to such Purchased Debt Securities.

     The Purchased Debt Securities will have the following terms:



     Title of Debt Securities:
                                     ----------------------------------

     Interest Rate:                  _____% per annum

     Interest Payment Dates:
                                     ----------------------------------

     Maturity:
                                     ----------------------------------

     Redemption Provisions:
                                     ----------------------------------

                                     ----------------------------------
                                     ----------------------------------

     Company Conversion Option:
                                     ----------------------------------

                                     ----------------------------------

                                     ----------------------------------

     Other:
                                     ----------------------------------

                                     ----------------------------------
                                     ----------------------------------

                                     ----------------------------------
                                     ----------------------------------

                                     ----------------------------------
                                     ----------------------------------

     Payment for the Purchased Debt
     Securities shall be made in the
     following funds:
                                     ----------------------------------

     The time of purchase shall be:
                                     ----------------------------------

     The place at which the
     Purchased Debt Securities may
     be checked and packaged shall be:
                                     ----------------------------------

     The place(s) at which the
     Purchased Debt Securities shall
     be delivered and sold shall be:
                                     ----------------------------------

Delayed Delivery
Contracts:  [authorized] [not authorized]


     [Delivery Date                  ----------------------------------

     Minimum principal amount of
     Purchased Debt Securities to be
     sold pursuant to any Delayed
     Delivery Contract:
                                     ----------------------------------

     Maximum aggregate principal
     amount of Purchased Debt
     Securities to be sold pursuant
     to all Delayed Delivery
     Contracts:
                                     ----------------------------------

     Compensation to
     Underwriters:                                                    ]*
                                     ----------------------------------

     Notices to the Underwriters shall be sent to the following address(es) or telecopier number(s):



     If we are acting as Representative(s) for the several Underwriters named in Schedule A hereto, we represent that we are authorized to act for such several Underwriters in connection with the transactions contemplated in this Agreement, and that, if there are more than one of us, any action under this Agreement taken by any of us will be binding upon all the Underwriters.

     All of the provisions contained in the document entitled "Sequa Corporation, Debt Securities, Standard Purchase Provisions," a copy of which has been previously furnished to us, are hereby incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   [Firm Name]

                                   By _____________________________
                                       Title: ____________________

                                   [Firm Name]

                                   By ____________________________
                                       Title: ____________________

                                       Acting on behalf of and as
                                       Representative(s) of the several
                                       Underwriters named in Schedule A
                                       hereto.*



----------

* To be deleted if the Purchase Agreement is not executed by one or more Underwriters acting as Representative(s) of the Underwriters for purposes of this Agreement.

The foregoing Purchase Agreement
is hereby confirmed as of the date
first above written.


SEQUA CORPORATION




By _____________________________________
Title __________________________________

                                   SCHEDULE A



Name of Underwriter                                         Amount
-------------------                                         ------















                                         -----------------------------
Total                                    $
                                         -----------------------------